Exhibit 31.1
CERTIFICATION
PURSUANT TO 17 CFR 240.13a-14
PROMULGATED UNDER
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Philip A. Pendergraft, certify that:
1. I have reviewed this annual report on Form 10-K/A of Penson Worldwide, Inc.;
2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
Date: April 30, 2008

/s/ Philip A. Pendergraft
Philip A. Pendergraft
Chief Executive Officer and principal executive officer